UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2018, the board of directors (the “Board”) of eBay Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”), effective immediately, (i) to modify a restriction on the right of stockholders, in accordance with the Bylaws, to require the calling of a special meeting of stockholders (a “Special Meeting”) where the Board calls an annual or special meeting of stockholders to be held within sixty (60) days after the request for a Special Meeting (the “Special Meeting Request”) is delivered to the Secretary of the Company (the “Delivery Date”) in which an item of business that is identical or substantially similar to the item of business stated in the Special Meeting Request (a “Similar Item”) is to be presented, so that such restriction shall apply only where the Board has already called such annual or special meeting of stockholders at the time of the Delivery Date; and (ii) to reduce the following periods during which stockholders may not require the calling of a Special Meeting: (x) from ninety (90) days prior to the first anniversary of the immediately preceding annual meeting and ending on the date of the next annual meeting to sixty (60) days prior to the first anniversary of the immediately preceding annual meeting and ending on the date of the next annual meeting; and (y) from one hundred twenty (120) days from any meeting of stockholders where a Similar Item (including the election of directors, with respect to all items of business involving the election or removal of directors) was presented to seventy-five (75) days from any meeting of stockholders where such a Similar Item was presented.

The foregoing general description of the amendment of the Bylaws is qualified in its entirety by reference to the text of the amendment, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws of the Company, effective May 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eBay Inc.

Date: May 15, 2018	By:	/s/ Marie Oh Huber
		Name:	Marie Oh Huber
		Title:	Senior Vice President, Legal Affairs, General Counsel and Secretary

3